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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-17151) pertaining to the Employee Stock Purchase Plan of Capital Holdings, Inc., of our report dated January 17, 1997, with respect to the consolidated financial statements of Capital Holdings, Inc., incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 1996.


                                                          /s/ ERNST & YOUNG, LLP

Toledo, Ohio
March 21, 1997